Exhibit 99.1

Outline of Slides for the
Annual Shareholders' Meeting Presentations
May 11, 2007

Slide 1 - Annual Meeting of Shareholders
Friday, May 11, 2007

Slide 2 - Corporate Information
•	Headquarters: TXCO Resources Inc.; 777 E. Sonterra Blvd., Suite 350;
San Antonio, Texas 78258; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
•	Contacts: James E. Sigmon, Chairman, President & CEO, jsigmon@txco.com
Roberto R. Thomae, Vice President, Capital Markets, bthomae@txco.com
•	TXCO -- The Exploration Company -- NASDAQ Listed, a NASDAQ Global Select Company
•
Forward-Looking Statements: Information presented herein that is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2006 and Form 10-Q for the quarter ended March 31, 2007. This report and TXCO’s previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO's New Profile
•	Roberto R. Thomae, Vice President, Capital Markets, Corporate Secretary

Slide 4 - Expanded Focus Areas
Map of Texas and Oklahoma with five focus areas indicated as follows:
•	Maverick Basin Core Focus Area
•	Marfa Basin
•	Midcontinent
•	Fort Trinidad
•	South Texas

Slide 5 - Who We Are
•	A Full-Cycle, U.S.-Based Exploration and Production Company
•	Diversified Exploration, Development and Exploitation Inventory
•	Pro Forma Metrics:
•	Gross acreage -- 1,037,000
•	Net acreage -- 723,000
•	Proved reserves: 81.4 bcfe
•	Daily production: 21.8 mmcfed
•	Focused on High-Potential Areas
•	Multiple resource plays
•	1,000s of drilling prospects

Slide 6 - Growing Infrastructure Boosts TXCO's Efficiency
Slide contains a picture of TXCO's drilling rig.
•	Drilling Rig Purchases in 2006
•	Lowers costs, enhances scheduling flexibility
•	Workover Rig Minimizes Downtime
•	Vacuum Truck Lowers Water Disposal Costs
•	Amine Plant Enhances Gas Deliverability
•	Gas Pipeline Serves Core Producing Area

Slide 7 - Pipeline Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's pipeline system, Area pipelines, Compressor stations and Delivery points, as well as indicating the relative location of Eagle Pass and Carrizo Springs in Texas and Piedras Negras in Mexico.
•	Strong infrastructure, 100% WI
•	Operational synergies
•	91-mile system provides:
•	Higher netback
•	U.S. / Mexico markets
•	Ongoing cost savings
•	Multiple delivery points
•	35 mmcfd current capacity
•	33% capacity utilization
•	100 mmcfd capacity potential
•	Enhanced basin-wide production monitoring

Slide 8 - Institutional Ownership Position Growing
Chart indicating number of institutional investors, by year from 2000 through present, with percentage of shares held by institutions indicated for 2002 and later periods, as follows: 2000 -- 1; 2001 -- 4; 2002 -- 21 -- 9%; 2003 -- 18 -- 14%; 2004 -- 29 -- 37%; 2005 -- 33 -- 39%; 2006 -- 113 -- 54%; and Current -- 108 -- 60%.
•	TXCO was added to Russell 3000 Index and NASDAQ's top-tier Global Select Market in 2006
•	2007 YTD:
•	33.6 million shares outstanding
•	440,000 shares, 3-month average daily volume

Slide 9 - 2-Year Comparative Stock Performance
Line chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones for 2005 and 2006 and early 2007. Beginning and ending prices labeled as $6.14 and $11.09, respectively. Sections are labeled, as follows:
•	September / October 2005 -- EnCana Sale
•	January / February 2006 -- A.G. Edwards Coverage
•	March / April 2006 -- A.G. Edwards, BMO, C.K. Cooper Upgrades
•	February 2007 -- Output Acquisition
•	March 2007 -- 2006 Earnings
TXCO -- The Exploration Company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 10 - Financial Summary
•	P. Mark Stark, Vice President, Treasurer and Chief Financial Officer

Slide 11 - Key Financial Metrics Demonstrate Stronger 2006 Results
($ in millions, except per share amounts)			Net Change
	2006	2005	$	%
Oil & Gas Sales	$ 56.5	$ 38.5	18.0	+46.7
Total Revenues	$ 72.4	$ 67.0	5.4	+8.1
Operating Income	$ 10.5	$ 7.3	3.2	+43.7
Net Income *	$ 7.2	$ 13.7	(6.5)	-47.3
Earnings per Share *	$ 0.22	$ 0.48	(0.26)	-54.2
Ebitdax **	$ 40.3	$ 24.6	15.7	+63.7
Ebitda **	$ 37.3	$ 21.3	16.0	+74.9
Debt / Asset	1.8%	0.2%
Debt / Ebitda	0.07x	0.01x
Ebitda / Interest Expense	138.76	7.30
Debt / Proved Reserves	$ 0.06	$ 0.01
All results prior to April 2007 acquisition of Output Exploration
* 2005 net income includes one-time, $24.5 million pre-tax gain on EnCana sale
** See Ebitda/Ebitdax reconciliation on TXCO's Web site, www.txco.com

Slide 12 - Financial Metrics Confirm Growth
Slide shows a bar chart indicating Total Revenues by year for 2001 through 2006 in millions. The actual dollar amounts are not shown, but range from about $14 million in 2001, to about $72 million in 2006. A CAGR of 39% is shown over that period.

Slide 13 - Financial Metrics Confirm Growth
Slide shows a bar chart indicating EBITDA, EBITDAX* by year in millions for 2001 through 2006. Actual dollar amounts are not indicated. EBITDA ranges from approximately $5 million in 2001 to more than $30 million in 2006. EBITDAX ranges from under $10 million in 2001 to more than $30 million in 2006. A CAGR of 45% is shown for EBITDA.
•	2006 EBITDA Up 75%
•	2006 EBITDAX Up 64%
•	See www.txco.com for reconciliation of non-GAAP financial measures.

Slide 14 - The Output Acquisition
•	Acquisition Closed April 2
•	Purchase Price -- $100 Million
•	$91.6 million in cash + 339,000 TXCO shares
•	$4.8 million payoff of Output's outstanding hedges
•	Acquisition Financing by Bank of Montreal, BMO Capital Markets
•	$125 million 4-year senior secured revolver at LIBOR + 200 basis points
•	$80 million 5-year senior secured second-lien term loan at LIBOR + 450 basis points

Slide 15 - The Output Acquisition
TXCO Gains:
•	Output's Significant Gulf Coast and Midcontinent Assets
•	New core areas established
•	~ 8.0 mmcfed Current Oil and Gas Sales
•	55% gas
•	40 bcfe Proved Reserves, 78% Proved Developed, 62% Gas
•	Cost per mcfe:
Proved	$2.51
Proved Fully Developed	$2.97
3P Reserves (91 bcfe)	$1.10
3P Fully Developed	$1.83

Slide 16 - TXCO / Output: Key Metrics
Pro Forma Acquisition Statistics *
			Pro Forma	%
	TXCO	Output	TXCO	Change

Estimated current net production / mmcfed	13.4	8.0	21.4	+59.7%
Oil Sales / bopd	1,837	640	2,477	+34.8%
Gas sales / mmcfd	2.4	4.6	7.0	+191.7%
Net acres	700,052	31,000	731,052	+4.4%
Undeveloped acres	671,596	7,440	679,036	+1.1%
Proved reserves (bcfe)	41.4	40	81.4	+96.6%
Effectively operated / %	87	63	75	-13.8%
Proved developed reserves (bcfe)	19.9	31.2	51.1	+156.8%
Proved reserves mcfe / share	1.21	-	2.40	+98.3%
Reserve life / years	7.0	13.0	10.0	+42.9%
* Based on third-party independent engineer estimates and current acreage and production estimates.

Slide 17 - This Years' Revised CAPEX Budget: $85-90 Million
Slide contains a pie chart with wedges labeled as follows:
•	Glen Rose 55 wells, including:
•	36 Maverick Basin Porosity wells
•	7 East Texas Fort Trinidad wells
•	$49.6 million -- 56%
•	South Texas -- $4.9 million -- 6%
•	Midcontinent -- $4.5 million
•	Pearsall -- 3 wells -- $4.8 million
•	Georgetown -- 5 Wells -- $4.9 million
•	Leasehold and Infrastructure -- $6.5 million
•	Other -- $2 million
•	Pena Creek -- 11 Wells -- $3.1 million
•	Marfa -- Frac -- $1 million
•	San Miguel Oil Sands Leasehold, 21 Wells -- $7.6 million -- 9%

Slide 18 - Operations Summary
•	James J. Bookout, Vice President, Chief Operating Officer

Slide 19 - Proved Reserves Continue to Grow
Slide shows a bar chart indicating Proved Reserves in bcfe by year for oil and gas for 2001 through 2006 and Pro Forma*, as follows: Oil -- 2001 - 1.8, 2002 - 8.9, 2003 - 12.8, 2004 - 20.2, 2005 - 29.6, 2006 - 33.5, and 48.7; Gas -- 2001 - 11, 2002 - 14.7, 2003 - 15.6, 2004 - 17.7, 2005 - 9.9, 2006 - 7.9, and 32.7. The slide also contains a data box and bullet points, as follows:
•	Rolling 3-Year Metrics 2004 - 2006
•	Production Replacement - 197%
•	Drillbit Gross Profit ROI - 175%
•	Drillbit F&D Cost/mcfe - $3.92
•	J.S. Herold's 2003-2005 Smallcap Universe drillbit F&D cost: $3.14 / mcfe
* Pro forma based on YE 2006 proved reserve estimates for TXCO and Output
•	Output Acquisition Doubles Proved Reserves
•	TXCO YE06 reserves
•	41.4 bcfe proved
•	48% proved developed
•	Output YE06 reserves
•	40.0 bcfe proved
•	78% proved developed

Slide 20 - Oil & Gas Production Continues to Grow
Slide contains a bar chart indicating oil and gas sales in bcfe, and the percentage of oil sales to the total, by year for 2001 through 2006 and Pro Forma*, as follows: Oil -- 2001 - 0.3, 2002 - 1.9, 2003 - 2.7, 2004 - 1.9, 2005 - 2.4, 2006 - 4.7, and pro forma - 6.3; Gas -- 2001 - 2.7, 2002 - 2.5, 2003 - 2.1, 2004 - 3, 2005 - 2.2, 2006 - 1.1, and pro forma - 2.9.
•	Continuing growth in the Glen Rose Porosity oil play focuses TXCO on oil production while its multiple gas resource plays develop
*  Pro forma based on 2006 oil and gas production for TXCO and Output

Slide 21 - The Maverick Basin Remains TXCO's Core Operating Area
Map of TXCO's Maverick Basin acreage block that indicates by shading or outline the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; TXCO's Glen Rose and San Miguel waterflood (where EnCana has all other zones); TXCO has all shallow rights through the Glen Rose (EnCana has deeper zones); and acreage covered by 3-D seismic data. The map also indicates the relative position of the Eagle Pass, and Piedras Negras, Mexico communities.
•	Maverick Basin Acreage Block
•	704,300 gross acres
•	598,600 net acres
•	603,000 acres 3-D seismic coverage

Slide 22 - Maverick Basin's Core Focus: Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the Maverick Basin lease with a span of 30 miles indicated with TXCO wells drilled for 2002 through 2007, wells currently drilling, and focus areas indicated.
•	80 TXCO wells drilled since 2002 discovery
•	31 wells spudded 2006
•	36-well target in 2007
•	4 rigs currently drilling
•	300+ potential drilling locations in inventory
•	300,000+ gross acres

Slide 23 - 3-D Seismic Reveals Porosity's Linear Features
Close up of seismic data for a portion of the lease with Porosity 'traps' and a 3-mile span indicated.
•	Enhanced seismic imaging improves horizontal well placement

Slide 24 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table. Also each line is marked with a star indicating the payout point.
•	GR Porosity Type Well EUR: 131,000 bbls
•	Payout based on 41 MBbls @ $50 / bbl
•	Drilling costs -- horizontal, $1.3 - $1.5 million

Type	No. Wells	Cum Prod.	EUR*
Best Well		305 MB	449 MB
Horz >1,000' in Zone	6	180 MB	227 MB
Horz < 1000' in Zone	15	82 MB	112 MB
Vertical	17	91 MB	95 MB
Horz < 200' in Zone	13	44 MB	57 MB
Horz -- Not in Zone	6	30 MB	30 MB

Total Commercial Wells	57
* Estimates prepared by independent reservoir engineers

Slide 25 - Glen Rose Porosity Oil Sales Continue to Rise
Bar chart showing oil sales in bopd by year for 2002 through 2006, with an estimate for April 2007 indicated. A 48% increase is indicated from 2004 to April 2007. Actual numbers are not indicated but range from under 600 bopd in 2004 to over 2,000 bopd in April 2007.
•	The Glen Rose Porosity has produced more than 2.6 million barrels of oil since its 2002 discovery.

Slide 26 - Pearsall Shale Gas Resource Play
Map of TXCO's Maverick Basin lease area that indicates by shading the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; EnCana acreage; and TXCO has shallow zones to Glen Rose (where EnCana has deeper zones). The area of recent Anadarko and Cornerstone acreage acquisitions and drilling focus are also shown. Also indicates by dots: permitted wells and active wells.
•	Historical production averaged 400 mmcfe from 50+ vertical wells completed prior to 3-D seismic, underbalanced drilling, fracturing or horizontal drilling
•	June 2007 -- First EnCana / TXCO Horizontal Well Scheduled
•	Underbalanced / horizontal drilling and fracturing
•	3-D seismic defined
•	4Q06 -- First EnCana / TXCO Vertical Well Tested Gas

Slide 27 - Pearsall Shale Gas Resource Play
•	Unconventional Tight Gas
•	Blanket presence -- overpressured formation
•	Thermally mature -- in gas window
•	100 / 300 bcf / Section, Estimated Gas in Place, Per EnCana, Cornerstone and Anadarko Estimates
•	500+ Potential Locations
•	2007 -- 3 Wells Planned, $4.8 Million (50% WI)
•	Anadarko Holds 330,000+ Acres Targeting the Pearsall, Eagleford Shales
•	8 wells permitted, 4 vertical wells drilled / in completion, drilling ongoing
•	Cornerstone (Ex-EnCana Management) Holds 190,000 +/- Acres Targeting Cretaceous and Jurassic Formations
•	First Pearsall well now in completion -- awaiting frac

Slide 28 - Marfa Basin Lease Block
Inset map of Texas portion of the Ouachita Thrusts; the Marathon and Llano uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth and Arkoma basins, and locations where Barnett and Woodford Shales have been developed. Enlargement map indicating a 25-mile span and showing the TXCO, Quicksilver and Carrizo acreage (based on public filings) and the relative position of the Marfa and Alpine communities.
•	Block acquired 4Q05
•	50% WI in 141,000 acres
•	4Q06 re-entry confirmed gas present
•	2007 plan -- frac re-entry

Slide 29 - Marfa Basin Focus Area
•	Underexplored Basin Along Ouachita Overthrust
•	Geologically similar to gas-prone Fort Worth, Delaware and Arkoma Basins
•	Excellent Geochemical Characteristics
•	Barnett and Woodford shales present
•	400' -- 1,200' thick shales
•	High gas-in-place potential
•	Organically rich -- good TOC
•	Thermally mature -- in gas window
•	Other Leading West Texas Shale Players
•	EnCana, ConocoPhillips, Chesapeake, EOG, Quicksilver, Carrizo, Petrohunt, etc.
•	Continental Resources Serves as Operator
•	4Q06 re-entry confirmed gas present

Slide 30 - A New TXCO
•	James E. Sigmon, Chairman of the Board, President and Chief Executive Officer

Slide 31 - Maverick Basin's Oil Sands Resource Play
Map of portion of our Maverick Basin leasehold indicating oil sands deposit by outline (170,000 acres), the 50' contour line (123,000 acres), the AMI by outline (68,000 acres), the TXCO / Pearl joint acreage (36,000 acres) by shading, TXCO's acreage prospective for oil sands (41,000 acres, 100%), and outlining the area of heavy oil deposit (6,000 acres) .
•	Tar Sand
•	0 degree API gravity
•	7-10 billion Bbls* estimated in place
•	TXCO operator (50% WI), JV with Pearl E&P
•	TXCO carried on first two wells, steam facilities
•	Analogous to Athabasca's Cold Lake Field
•	Heavy Oil
•	10 - 14 degree API gravity
•	100 million bbls estimated in place*
•	TXCO 100% WI
*  Revised internal estimates based on advanced geologic review

Slide 32 - San Miguel Tar Sand Cyclic Steam Stimulation
Slide contains drawings illustrating phases of a cyclic steam stimulation project.
•	Steam Injection -- condensed steam enters from steam generator and is injected into the formation through the well bore, heating the zone of thick oil.
•	Soak -- area is heated by convection from hot water.
•	Oil Production -- Condensed steam and thinned oil is produced through the same well bore.
* Source: National Energy Technology Laboratory. See addendum for expanded explanation.

Slide 33 - Maverick Basin Tar Sand Pilot
Slide contains a picture of a portable steam generator.
•	Ongoing cyclic steam stimulation pilot under way on first 2 wells
•	Both wells in second production phase
•	Initial oil shipped for pricing and lab analysis
•	21 new pilot wells scheduled in 2007
•	SAGD alternative under evaluation

Slide 34 - Core Areas Provide Geologic Synergy
Drawing showing the relative positions of the following geologic formations:  (1) in the Maverick Basin: Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic; (2) in the Fort Trinidad Basin: Navarro, Pecan Gap, Taylor, Anacacho, Austin Chalk, Eagle Ford / Woodbine, Buda, Del Rio, Georgetown, Edwards, Glen Rose, James, Pine Island, Pettet, Hosston, and Bossier. It also indicates those formations with gas production (shown in italics above) and with oil production (shown in bold above)

Slide 35 - Fort Trinidad Area Geologically Similar to Maverick Basin
Map of TXCO's Ft. Trinidad lease area that also indicates the acreage covered by 3-D seismic data.
•	TXCO Acreage Block
•	18,200 gross acres
•	8,300 net acres
•	19,200 acres 3-D seismic coverage
•	Target prospects:
•	Upper Glen Rose
•	Woodbine / Dexter
•	Buda / Austin Chalk
•	Deep Bossier

Slide 36 - Projected Fort Trinidad Horizontal Glen Rose B Wells
Map of TXCO's Ft. Trinidad lease area that also indicates productive vertical wells, logged gas shows and prospective horizontal wells.
•	Five stacked shoals identified
•	Current gas production from one of five shoals
•	Glen Rose B covers large area, with good gas shows and production
•	Potential gas production from Glen Rose A, D and E zones
•	Seven horizontal wells budgeted for this year

Slide 37 - Deep Bossier Action Surrounding Fort Trinidad
Map of TXCO's Ft. Trinidad lease area that also indicates Bossier wells permitted or drilling to the northeast (by Devon and EnCana) and west (by Chesapeake).
•	The Deep Bossier is one of the most active gas resource plays in the United States

Slide 38 - Why Own The New TXCO?
•	New Output Exploration Assets Multiply TXCO's Growth Prospects
•	Dominant Maverick Basin Position Continues
•	EnCana, Anadarko, Cornerstone Entries In Maverick Basin Validate Acreage, Increase Drilling Activity
•	Growth Catalysts Offer High-Impact Potential
•	Glen Rose Porosity oil play
•	Pearsall shale play
•	San Miguel oil sands
•	Fort Trinidad Glen Rose shoals
•	Marfa Basin -- West Texas shale play

Slide 39 - TXCO Resources
Slide shows the new TXCO Resources logo
Visit us on the Web at www.txco.com

Slide 40 - Appendix

Slide 41 - Glossary
•	Acreage Position -- Gross / net mineral acres held under lease or option
•	AMI -- Area of mutual interest
•	bbl -- Barrel of oil, equal to 42 U.S. gallons
•	BO -- Barrels of oil per day
•	CAGR -- Compound annual growth rate
•	Cash Flows -- Net cash provided by operating activities
•	Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
•
Drillbit Finding / Development Costs -- Per mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.

•	Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
•	EOR -- Enhanced oil recovery, technology used to enhance or prolong oil field production.
•	EUR -- Estimated ultimate recovery, as estimated by independent reservoir engineers.
•	Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
•	Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
•	MB - Thousand barrels of oil
•	mcf -- Thousand cubic feet of gas
•	mmcfd -- Million cubic feet of gas per day
•	mcfe / mmcfe / bcfe / tcfe -- Thousand cubic feet equivalent / million cubic feet equivalent / billion cubic feet equivalent / trillion cubic feet equivalent
•	Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
•	ROI -- Return on investment
•	SAGD -- Steam-assisted gravity drainage. A heavy oil recovery technique.
•	TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
•	WI -- Working interest

Slide 42 - Cyclic Steam Stimulation
San Miguel Oil Sands Cyclic Steam Stimulation ("Huff-and-Puff") (A well-stimulation method)

This method is sometimes applied to heavy-oil reservoirs to boost recovery during the primary production phase. During this time it assists natural reservoir energy by thinning the oil so it will more easily move through the formation to the injection / production wells. It can also be used, however, as a single-well procedure.

To utilize this EOR method, a predetermined amount of steam is injected into wells that have been drilled or converted for injection purposes. These wells are then shut in to allow the steam to heat or "soak" the producing formation around the well. After a sufficient time has elapsed to allow adequate heating, the injection wells are back in production until the heat is dissipated with the produced fluids. This cycle of soak-and-produce, or "huff-and-puff," may be repeated until the response becomes marginal because of declining natural reservoir pressure and increased water production.

At this time a continuous steamflood is usually initiated to continue the heating and thinning of the oil and to replace declining reservoir pressure so that production may continue. When the steamflooding is started, some of the original injection wells will be converted for use as production wells, along with the others drilled or designated for that purpose.

Source: National Energy Technology Laboratory.